Supplement dated December 13, 2019 to the following:

CompleteSM Variable Life Insurance, A Patented FutureSystem™ Life Model Design
to Prospectus dated May 1, 2012 as supplemented

CompleteSM Advisor Variable Life Insurance, A Patented FutureSystem™ Life Model Design
to Prospectus dated May 1, 2012 as supplemented

The BNY Mellon Variable Investment Fund International Value Portfolio is only available to Policyholders who have been continuously invested in it as of December 13, 2019.